SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : September 25, 2001

ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated February 1, 2001 providing for the issuance of
2001-CB1  Trust,   C-BASS  Mortgage  Loan  Asset-Backed   Certificates,   Series
2001-CB1).

                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                  333-32857-04              75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (703) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's 2001-CB1 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2001-CB1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2001 ( the "Agreement"), among Asset Backed Funding Corporation, as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, U.S. Bank National Association, as Trusee, and The Chase Manhattan Bank, as Certificate
Administrator.   On  September 25,2001   distributions   were   made   to   the
Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on September 25, 2001 as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Certificate Administrator under the Agreement referred to herein


     Date:  October 10, 2001          By: /s/ Karen Schluter
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         September 25, 2001

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  September 25, 2001


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               September 25, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                        ENDING
                    FACE         PRINCIPAL                                                                       PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL            INTEREST                TOTAL                BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1F         43,000,000.00       31,981,088.52   2,336,439.41     151,377.15          2,487,816.56              29,644,649.11
A2F         14,500,000.00       14,500,000.00           0.00      73,442.50             73,442.50              14,500,000.00
A3F         13,495,000.00       13,495,000.00           0.00      76,437.93             76,437.93              13,495,000.00
A1A        119,800,000.00      104,774,895.04   2,815,554.81     327,479.76          3,143,034.57             101,959,340.23
M1          11,093,000.00       11,093,000.00           0.00      67,223.58             67,223.58              11,093,000.00
M2           7,536,000.00        7,536,000.00           0.00      48,042.00             48,042.00               7,536,000.00
B1           6,241,000.00        6,241,000.00           0.00      47,223.57             47,223.57               6,241,000.00
B2           3,972,000.00        3,972,000.00           0.00      30,054.80             30,054.80               3,972,000.00
N           12,400,000.00        8,432,429.73     661,657.21      82,567.54            744,224.75               7,770,772.52
R                    0.00                0.00           0.00           0.00                  0.00                       0.00
R5                   0.00                0.00           0.00           0.00                  0.00                       0.00
R6                   0.00                0.00           0.00           0.00                  0.00                       0.00
R7                   0.00                0.00           0.00           0.00                  0.00                       0.00
TOTALS     232,037,000.00      202,025,413.29   5,813,651.43     903,848.83          6,717,500.26             196,211,761.86

X          221,568,472.13      195,808,668.28           0.00           0.00                  0.00             190,656,674.06
-----------------------------------------------------------------------------------------  -------------------------------------


             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
                                                                                                                    CURRENT
             BEGINNING                                                       ENIDNG                                PASS-THRU
CLASS        PRINCIPAL       PRINCIPAL      INTEREST        TOTAL           PRINCIPAL            CLASS               RATE
-------------------------------------------------------------------------------------------  ------------------------------------
A1F          743.74624465    54.33580023      3.52039884    57.85619907      689.41044442        A1F              5.680000 %
A2F        1,000.00000000     0.00000000      5.06500000     5.06500000    1,000.00000000        A2F              6.078000 %
A3F        1,000.00000000     0.00000000      5.66416673     5.66416673    1,000.00000000        A3F              6.797000 %
A1A          874.58176160    23.50212696      2.73355392    26.23568088      851.07963464        A1A              3.880000 %
M1         1,000.00000000     0.00000000      6.06000000     6.06000000    1,000.00000000        M1               7.272000 %
M2         1,000.00000000     0.00000000      6.37500000     6.37500000    1,000.00000000        M2               7.650000 %
B1         1,000.00000000     0.00000000      7.56666720     7.56666720    1,000.00000000        B1               9.080000 %
B2         1,000.00000000     0.00000000      7.56666667     7.56666667    1,000.00000000        B2               9.080000 %
N            680.03465565    53.35945242      6.65867258    60.01812500      626.67520323        N               11.750000 %
TOTALS       870.66033990    25.05484655      3.89527890    28.95012545      845.60549335

X            883.73885688     0.00000000      0.00000000     0.00000000      860.48647728        X                0.000000 %
-------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               KAREN SCHLUTER
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.schluter@chase.com
                     ---------------------------------------

                                      -6-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDER
                                                   September 25, 2001



Sec. 4.06(iii) O/C Amount                                                           2,215,684.72
Sec. 4.06(iii) Targeted O/C Amount                                                  2,215,684.72
Sec. 4.06(iii) O/C Deficiency Amount                                                        0.00
Sec. 4.06(iii) O/C Release Amount                                                           0.00
Sec. 4.06(iii) Monthly Excess Interest                                                711,807.01
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                                        711,807.01
Sec. 4.06(iii) Extra Principal Distribution Amount                                          0.00

Sec. 4.06(iv) Servicing Compensation                                                        0.00
Sec. 4.06(iv) Servicing Fee                                                            81,470.26
Sec. 4.06(iv) PMI Premium                                                              73,217.46
Sec. 4.06(iv) Special Servicing Fee Accrued                                            24,300.00
Sec. 4.06(iv) Special Servicing Fee Paid                                               24,300.00

Sec. 4.06(v)  Current Advances                                                              0.00

Sec. 4.06(vi) Ending Collateral Balance Group 1 Total                              88,640,440.93
Sec. 4.06(vi) Ending Collateral Balance Group 2 Total                             102,016,233.13

Sec. 4.06(vii) Total Beginning Number of Loans                                          2,158.00
Sec. 4.06(vii) Group 1 Beginning Number of Loans                                        1,221.00
Sec. 4.06(vii) Group 2 Beginning Number of Loans                                          937.00

Sec. 4.06(vii) Total Ending Number of Loans                                             2,114.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                                     1,201.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                                       913.00

Sec. 4.06(vii) Weighted Average Mortgage Rate for All Loans                               10.37%
Sec. 4.06(vii) Group 1 Weighted Average Mortgage Rate                                     10.02%
Sec. 4.06(vii) Group 2 Weighted Average Mortgage Rate                                     10.07%

Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                                  264.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                                  338.00

Sec. 4.03(viii)Loans Delinquent

                                        Group 1
                  Category         Number        Principal Balance      Percentage
                 --------------------------------------------------------------------
                1 Month              54            4,012,247.83                  4.53 %
                2 Month              31            2,415,874.14                  2.73 %
                3 Month             120            8,970,925.52                 10.12 %
                Total               205           15,399,047.49                 17.38 %

                                       Group 2
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------

                1 Month              44            4,404,681.46                  4.32 %
                2 Month              23            2,526,984.95                  2.48 %
                3 Month              77            7,730,046.85                  7.58 %
                 Total              144           14,661,713.26                 14.38 %

                                        Group Totals
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                1 Month              98            8,416,929.29                  4.41 %
                2 Month              54            4,942,859.09                  2.59 %
                3 Month             197           16,700,972.37                  8.76 %
                 Total              349           30,060,760.75                 15.76 %


                               Please Note: Delinquency Numbers Include Bankruptcies and Forecloures


                                      -7-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               September 25, 2001



Sec. 4.03(viii)Loans in Foreclosures

                                           Loans in Foreclosure
                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  40              3,133,314.85                 3.53 %


                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  39              4,604,754.54                 4.51 %



                                                 Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  79              7,738,069.39                 4.06 %





Sec. 4.03(viii)Loans in Bankruptcy

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  43              3,393,719.74                 3.83 %


                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  21              2,064,982.62                 2.02 %


                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  64              5,458,702.36                 2.86 %



Sec. 4.03(ix)Loans in REO
                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   5                200,283.69                 0.23 %



                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   3                174,801.00                 0.17 %



                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   8                375,084.69                 0.20 %




                                      -8-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               September 25, 2001



Sec. 4.06(x) Sec. 4.06(x) REO Book Value
Sec. 4.06(viii) REO Book Value Group 1                                            200,283.69
Sec. 4.06(viii) REO Book Value Group 2                                            174,801.00

Sec. 4.06(x) Reperforming Loans                                                        60.00
Sec. 4.06(x) Reperforming Loan Balances                                         4,742,682.19

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1                                                   2,159,217.35
Principal Prepayments Group 2                                                   2,758,359.97

Sec. 4.06(xii) Prepayment Penalties/Premiums                                       56,717.74

Sec. 4.06(xii) Realized Losses
Current Realized Losses Incurred in Group 1                                             0.00
Current Realized Losses Incurred in Group 2                                             0.00

Cummulative Realized Losses Incurred in Group 1                                    34,562.97
Cummulative Realized Losses Incurred in Group 2                                         0.00

Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.02(xiv) Class B1 Unpaid Realized Loss Amount                                     0.00
Sec. 4.02(xiv) Class B1 Applied Realized Loss Amortization Amount                       0.00
Sec. 4.02(xiv) Class B2 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.02(xiv) Class B2 Unpaid Realized Loss Amount                                     0.00

Sec. 4.06(xvii) Unpaid Interest
        Class A1A Unpaid Interest Shortfall                                             0.00
        Class A1F Unpaid Interest Shortfall                                             0.00
        Class A2F Unpaid Interest Shortfall                                             0.00
        Class A3F Unpaid Interest Shortfall                                             0.00
        Class M1 Unpaid Interest Shortfall                                              0.00
        Class M2 Unpaid Interest Shortfall                                              0.00
        Class B1  Unpaid Interest Shortfall                                             0.00
        Class B2  Unpaid Interest Shortfall                                             0.00
        Class N Unpaid Interest Shortfall                                               0.00

Sec. 4.06(xviii) Net Prepayment Interest Shortfalls                                     0.00

Sec. 4.06(xxi) Trustee Fee Paid                                                     1,631.74

Sec. 4.06(xxii)Libor Carryover Amount - Class A-1A                                      0.00

Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-1A                               0.00

Sec. 4.06(xiv) Has the Trigger Event Occurred                                           no

Sec. 4.06 Rolling 6 Month Prior Delinquency Percentage                                  N/A

Sec. 4.06 Cummulative Realized Losses as a Percentage of Original Collateral Balance    0.0%

Sec. 4.06(xxv) Available Funds by Group
        Available Funds                                                         6,686,714.25
        Interest Remittance Amount                                              1,534,720.03
        Principal Remittance Amount                                             5,151,994.22

Sec 4.06 Repurchased Principal                                                          0.00

Sec 4.06 Class X Distributable Amount                                                   0.00


                                      -9-

